UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2025 (July 1, 2025)

1847 Holdings LLC
(Exact name of registrant as specified in its charter)

Delaware	001-41368	38-3922937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

260 Madison Avenue, 8th Floor, New York, NY	10016
(Address of principal executive offices)	(Zip Code)

(212) 417-9800
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	EFSH	N/A(1)

(1)	On April 3, 2025, NYSE American notified the Company that it had determined to commence proceedings to delist the Company’s common shares and trading of the Company’s common shares on NYSE American was suspended on such date. The Company requested review of NYSE American’s determination to delist the Company’s common shares by a Listing Qualifications Panel, which such determination was upheld on July 1, 2025. NYSE American will file a Form 25 with the U.S. Securities and Exchange Commission to delist the common shares from NYSE American. The deregistration of the common shares under Section 12(b) of the Act will be effective 90 days, or such shorter period as the U.S. Securities and Exchange Commission may determine, after filing of the Form 25.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on April 3, 2025, 1847 Holdings LLC (the “Company”) received a notification letter from the staff of NYSE Regulation (the “Staff”) notifying the Company that it had determined to delist the Company’s common shares from NYSE American as it had found that the Company was no longer suitable for listing pursuant to Section 1003(f)(v) of the NYSE American Company Guide due to the low selling price of the Company’s common shares. Under NYSE American delisting procedures, the Company requested review of this determination by a Listing Qualifications Panel (the “Panel”). On June 12, 2025, the Panel held a hearing to consider written and oral presentations made by the Company and the Staff.

On July 1, 2025, the Company received a notification letter from NYSE American stating that the Panel had determined to uphold the Staff’s determination to initiate delisting procedures. Accordingly, the Company expects that NYSE American will file a Form 25 with the U.S. Securities and Exchange Commission to delist the Company’s common shares from NYSE American.

Trading of the Company’s common shares on NYSE American was suspended on April 3, 2025. The Company has submitted an application for the quotation of the Company’s common shares on the OTCQB Venture Market operated by OTC Markets Group Inc., which application is currently under review. The Company will announce the date that its common shares will commence quotation on the OTCQB Venture Market once that date is determined.

Item 8.01	Other Events.

On July 8, 2025, the Company issued a press release regarding the delisting determination. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release issued on July 8, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2025	1847 HOLDINGS LLC

/s/ Ellery W. Roberts
Name: Ellery W. Roberts
Title: Chief Executive Officer

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